                                                                   EXHIBIT 99.19

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                         $[1,102,531,000] (APPROXIMATE)
                                     OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-2

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                MASTER SERVICER

                              HSBC BANK USA, N.A.
                                    TRUSTEE

                                MARCH [30], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEAL INFO

DEAL NAME                  OWNIT 2005-1
BLOOMBERG TICKER:          OWNIT 2005-1
ASSET CLASS:               Subprime
ISSUER:                    MLMI
TRUSTEE:                   Wells
LEAD MANAGER(S)            ML

MONTH:

  To Roll                  27
  Remaining Term           344
  Remaining IO Term        55

KEY

- Cells in red font are calculations and should be left alone.

- Significant Loans qualifiers are list below each bucket.

(i) Fill in top 15 states only, combine the remaining in the "Other" Bucket.

(ii) Extend Fixed / Floating bucket to include all loan types also separate 2/28 from Interest Only (IO) 2/28 and so on. If the concentration of IO's is greater than 20% please fill out the IO template.

                    FICO BUCKET
-----------------------------------------------------
                       DEAL SIZE
             -----------------------------    WA LOAN
FICO         # LOANS    BALANCE       %       BALANCE
----         -------  -----------  -------    -------
NA                                   0.00%
=<500                                0.00%
>500 =<520       1        292,154    0.03%    292,154
>520 =<540      13      2,199,117    0.25%    169,163
>540 =<560      89     15,803,934    1.79%    177,572
>560 =<580     144     25,738,298    2.92%    178,738
>580 =<600     391     53,749,374    6.09%    137,466
>600 =<620     885    125,823,418   14.27%    142,173
>620 =<640     755    118,704,590   13.46%    157,225
>640 =<660     963    155,576,331   17.64%    161,554
>660 =<680     718    117,651,701   13.34%    163,860
>680 =<700     562     89,202,271   10.11%    158,723
>700 =<750     746    131,571,362   14.92%    176,369
>750           256     45,716,087    5.18%    178,578
             -----    -----------  ------     -------
TOTAL        5,523    882,028,636  100.00%    159,701
             -----    -----------  ------     -------

                                                             FICO BUCKET
             ------------------------------------------------------------------------------------------------------------
                                            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
             ------------------------------------------------------------------------------------------------------------
FICO          WAC   FICO   %LTV    % DTI  NON - PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
----         -----  ----  ------  ------  -------------  ----------  ------------  ----------  -----------  -------------
NA
=<500
>500 =<520   6.88%  520   74.99%  38.83%      0.00%         0.00%        0.00%       0.00%        0.00%         0.00%
>520 =<540   7.30%  537   73.52%  40.55%      0.00%        10.23%       59.55%       0.00%        0.00%        53.69%
>540 =<560   7.60%  550   74.19%  41.68%      3.35%         5.95%       76.34%       0.00%        0.00%        71.67%
>560 =<580   7.39%  570   78.62%  40.86%      1.57%         7.62%       70.02%       0.00%        0.00%        66.55%
>580 =<600   7.36%  591   82.01%  42.76%      0.28%         8.45%       37.85%       0.00%        0.00%        68.45%
>600 =<620   6.97%  610   83.65%  44.21%      0.70%         7.41%       38.32%       0.00%        0.00%        71.43%
>620 =<640   6.82%  630   83.31%  45.01%      2.28%        10.09%       33.76%       0.00%        0.00%        71.87%
>640 =<660   6.92%  650   83.48%  44.00%      4.89%        11.16%       26.29%       0.00%        0.00%        72.01%
>660 =<680   6.81%  670   83.15%  44.92%      4.88%        15.48%       19.55%       0.00%        0.00%        74.50%
>680 =<700   6.78%  689   83.36%  44.41%      5.54%        11.68%       20.58%       0.00%        0.00%        71.48%
>700 =<750   6.70%  719   83.52%  45.08%      4.29%        15.82%       12.59%       0.00%        0.00%        73.32%
>750         6.68%  771   83.78%  45.43%      6.60%        17.93%        5.93%       0.00%        0.00%        73.71%
             ----   ---   -----   -----       ----         -----        -----        ----         ----         -----
TOTAL        6.89%  657   83.02%  44.35%      3.58%        11.79%       27.39%       0.00%        0.00%        72.02%
             ----   ---   -----   -----       ----         -----        -----        ----         ----         -----

   FICO MEAN: 657                MEDIAN: 650       STANDARD DEVIATION: 50.05

                          LTV BUCKET
            ---------------------------------------
                          DEAL SIZE
            -----------------------------   WA LOAN
LTV         # LOANS    BALANCE       %      BALANCE
---         -------  -----------  -------   -------
=<50            39     5,716,265    0.65%   146,571
>50 =<55        16     3,177,210    0.36%   198,576
>55 =<60        26     4,345,477    0.49%   167,134
>60 =<65        31     6,362,954    0.72%   205,257
>65 =<70        73    18,421,276    2.09%   252,346
>70 =<75       130    32,794,205    3.72%   252,263
>75 =<80     2,528   566,394,247   64.21%   224,048
>80 =<85       159    33,773,616    3.83%   212,413
>85 =<90       336    55,902,412    6.34%   166,376
>90 =<95       203    30,390,699    3.45%   149,708
>95 <100       184    10,549,073    1.20%    57,332
=>100        1,798   114,201,199   12.95%    63,516
             -----   -----------  ------    -------
TOTAL        5,523   882,028,636  100.00%   159,701
             -----   -----------  ------    -------

                                                                LTV BUCKET
            -------------------------------------------------------------------------------------------------------------------
                                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
            -------------------------------------------------------------------------------------------------------------------
LTV          WAC    FICO     %LTV        % DTI  NON - PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
---         -----   ----    ------      ------  -------------  ----------  ------------  ----------  -----------  -------------
=<50        6.77%   597     42.15%      40.33%      4.11%        11.37%        76.93%      0.00%        0.00%         54.92%
>50 =<55    6.59%   618     52.67%      44.61%      9.75%         0.00%        71.42%      0.00%        0.00%         76.58%
>55 =<60    6.98%   620     58.49%      44.86%     30.90%        21.13%        86.02%      0.00%        0.00%         68.71%
>60 =<65    6.51%   602     62.94%      38.30%      5.63%        10.90%        76.79%      0.00%        0.00%         62.41%
>65 =<70    6.51%   629     68.85%      40.73%      6.74%        10.87%        72.12%      0.00%        0.00%         69.87%
>70 =<75    6.52%   635     74.35%      42.56%      5.97%         8.34%        55.98%      0.00%        0.00%         81.75%
>75 =<80    6.34%   663     79.90%      45.12%      1.06%        12.83%        18.72%      0.00%        0.00%         85.77%
>80 =<85    7.06%   624     84.28%      40.82%     15.11%         6.56%        77.26%      0.00%        0.00%         73.52%
>85 =<90    7.32%   641     89.74%      42.44%     25.44%        10.57%        44.32%      0.00%        0.00%         67.11%
>90 =<95    7.35%   646     94.49%      42.52%      2.66%         7.64%        63.78%      0.00%        0.00%         63.78%
>95 <100    9.33%   657     99.21%      45.72%      0.00%         8.63%        22.35%      0.00%        0.00%         12.84%
=>100       9.24%   665    100.00%      44.48%      0.02%        11.35%        14.01%      0.00%        0.00%         12.37%
            ----    ---     -----       -----       ----         -----         -----       ----         ----          -----
TOTAL       6.89%   657     83.02%      44.35%      3.58%        11.79%        27.39%      0.00%        0.00%         72.02%
            ----    ---     -----       -----       ----         -----         -----       ----         ----          -----

       LTV   MEAN: 83.02   MEDIAN: 80             STANDARD DEVIATION: 11.01

                                   DTI BUCKET

                                                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     DEAL SIZE                     ---------------------------------------------------------------------------------
          -----------------------------   WA LOAN                                NON -   NON SF   REFI      MI     NINA/   INTEREST
  DTI     # LOANS    BALANCE       %      BALANCE   WAC   FICO  % LTV   % DTI   PRIMARY   /PUD   CACHOUT  COVERED  NO DOC    ONLY
--------  -------  -----------  -------  --------  -----  ----  ------  ------  -------  ------  -------  -------  ------  ---------
=<20         134    23,054,805    2.61%  172,051   6.85%  642   82.71%  12.96%  10.47%   14.74%  39.78%    0.00%   0.00%     59.56%
>20 =<25     112    16,974,348    1.92%  151,557   7.03%  640   82.01%  23.16%   9.74%    4.15%  59.91%    0.00%   0.00%     68.17%
>25 =<30     223    32,896,389    3.73%  147,517   6.87%  649   83.38%  28.06%   5.45%    7.94%  45.77%    0.00%   0.00%     63.75%
>30 =<35     403    58,876,508    6.68%  146,096   7.00%  646   83.34%  32.60%   5.54%   10.69%  38.32%    0.00%   0.00%     64.03%
>35 =<40     641    91,883,709   10.42%  143,344   6.89%  654   82.89%  37.87%   3.79%    9.06%  33.37%    0.00%   0.00%     71.33%
>40 =<45     930   139,430,529   15.81%  149,925   6.95%  654   82.75%  42.80%   2.89%    7.72%  26.28%    0.00%   0.00%     69.72%
>45 =<50   1,649   283,447,496   32.14%  171,891   7.00%  672   82.85%  47.98%   2.66%   13.24%  19.30%    0.00%   0.00%     71.57%
>50 =<55   1,142   189,729,139   21.51%  166,138   6.73%  650   83.36%  52.59%   3.52%   15.60%  26.75%    0.00%   0.00%     78.21%
>55 =<60     285    45,313,755    5.14%  158,996   6.60%  644   83.64%  55.46%   1.69%   10.50%  26.20%    0.00%   0.00%     81.41%
>60            4       421,957    0.05%  105,489   6.75%  606   84.00%  64.61%   0.00%    0.00%   0.00%    0.00%   0.00%     80.01%
           -----   -----------  ------   -------   ----   ---   -----   -----   -----    -----   -----     ----    ----      -----
TOTAL      5,523   882,028,636  100.00%  159,701   6.89%  657   83.02%  44.35%   3.58%   11.79%  27.39%    0.00%   0.00%     72.02%
           -----   -----------  ------   -------   ----   ---   -----   -----   -----    -----   -----     ----    ----      -----

DTI MEAN: 44.35 MEDIAN: 46.39 STANDARD DEVIATION: 9.2

                                 PURPOSE BUCKET

                                                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                          DEAL SIZE                  -----------------------------------------------------------------------
                 --------------------------- WA LOAN                           NON -  NON SF   REFI     MI   NINA/  INTEREST
   PURPOSE       # LOANS   BALANCE      %    BALANCE  WAC  FICO % LTV  % DTI  PRIMARY  /PUD  CACHOUT COVERED NO DOC   ONLY
---------------- ------- ----------- ------- ------- ----- ---- ------ ------ ------- ------ ------- ------- ------ --------
PURCHASE          4,057  617,574,924  70.02% 152,225 6.93%  667 83.73% 45.27%  3.35%  13.91%   0.00%  0.00%   0.00%  72.92%
REFI (CASH OUT)   1,315  241,575,277  27.39% 183,707 6.79%  633 81.27% 42.15%  4.08%   6.91% 100.00%  0.00%   0.00%  70.69%
REFI (NO CASH)                         0.00%
REFI (RATE TERM)    151   22,878,435   2.59% 151,513 7.10%  626 82.33% 42.77%  4.71%   6.17%   0.00%  0.00%   0.00%  61.69%
CONSOLIDATION                          0.00%
OTHER                                  0.00%
                  -----  ----------- ------  ------- ----   --- -----  -----   ----   -----   -----   ----    ----   -----
TOTAL             5,523  882,028,636 100.00% 159,701 6.89%  657 83.02% 44.35%  3.58%  11.79%  27.39%  0.00%   0.00%  72.02%
                  -----  ----------- ------  ------- ----   --- -----  -----   ----   -----   -----   ----    ----   -----

                                OCCUPANCY BUCKET

                                                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                          DEAL SIZE                  ----------------------------------------------------------------------------
                  -------------------------- WA LOAN                           NON -  NON SF  REFI     MI     NINA/
  OCC TYPE       # LOANS   BALANCE      %    BALANCE  WAC  FICO % LTV   % DTI PRIMARY  /PUD  CACHOUT COVERED NO DOC INTEREST ONLY
---------------- ------- ----------- ------- ------- ----- ---- ------ ------ ------- ------ ------- ------- ------ -------------
PRIMARY (OOC)     5,350  850,410,560  96.42% 158,955 6.88% 656  83.02% 44.48%   0.00% 11.29% 27.25%   0.00%  0.00%      71.73%
INVESTMENT          153   27,727,698   3.14% 181,227 7.19% 679  83.33% 41.14% 100.00% 26.81% 31.08%   0.00%  0.00%      78.18%
2ND / VACATION       20    3,890,378   0.44% 194,519 7.36% 680  81.94% 38.56% 100.00% 15.00% 31.84%   0.00%  0.00%      89.79%
RENTAL                                 0.00%
OTHER                                  0.00%
                  -----  ----------- ------  ------- ----  ---  -----  -----  ------  -----  -----    ----   ----       -----
TOTAL             5,523  882,028,636 100.00% 159,701 6.89% 657  83.02% 44.35%   3.58% 11.79% 27.39%   0.00%  0.00%      72.02%
                  -----  ----------- ------  ------- ----  ---  -----  -----  ------  -----  -----    ----   ----       -----

                              DOCUMENTATION BUCKET

                                                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                          DEAL SIZE                  ----------------------------------------------------------------------------
                  -------------------------- WA LOAN                           NON -  NON SF  REFI     MI     NINA/
  DOC TYPE       # LOANS   BALANCE      %    BALANCE  WAC  FICO % LTV   % DTI PRIMARY  /PUD  CACHOUT COVERED NO DOC INTEREST ONLY
---------------- ------- ----------- ------- ------- ----- ---- ------ ------ ------- ------ ------- ------- ------ -------------
FULL              4,069  619,778,194  70.27% 152,317 6.78% 642  83.39% 43.96%  3.53%  10.04% 33.59%   0.00%   0.00%     71.86%
ALTERNATIVE                            0.00%
LIMITED (LIV)        89   17,049,970   1.93% 191,573 6.56% 666  82.50% 39.66%  7.90%   8.35% 32.59%   0.00%   0.00%     80.09%
STATED (NIV)      1,365  245,200,471  27.80% 179,634 7.19% 694  82.14% 45.66%  3.42%  16.46% 11.36%   0.00%   0.00%     71.84%
NO RATIO                               0.00%
NINA                                   0.00%
NO DOC                                 0.00%
OTHER                                  0.00%
                  -----  ----------- ------  ------- ----  ---  -----  -----   ----   -----  -----    ----    ----      -----
TOTAL             5,523  882,028,636 100.00% 159,701 6.89% 657  83.02% 44.35%  3.58%  11.79% 27.39%   0.00%   0.00%     72.02%
                  -----  ----------- ------  ------- ----  ---  -----  -----   ----   -----  -----    ----    ----      -----

                                 PROPERTY BUCKET

                        DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
               ---------------------------         -------------------------------------------------------------------------------
                                           WA LOAN                           NON -                REFI     MI    NINA/NO  INTEREST
PROPERTY TYPE  # LOANS   BALANCE      %    BALANCE  WAC  FICO  %LTV  % DTI  PRIMARY  NON SF/PUD  CACHOUT COVERED    DOC     ONLY
-------------  ------- ----------- ------- ------- ----- ---- ------ ------ -------  ----------  ------- ------- -------  --------
Single Family   4,532  712,904,619  80.83% 157,305 6.89% 655  83.17% 44.14%  3.11%       0.00%   29.55%  0.00%    0.00%   70.92%
PUD               370   65,131,382   7.38% 176,031 6.84% 655  81.83% 44.56%  2.19%       0.00%   21.88%  0.00%    0.00%   77.45%
2-4 UNIT          187   37,202,341   4.22% 198,943 6.95% 683  82.47% 44.80% 15.66%     100.00%   13.38%  0.00%    0.00%   72.47%
TOWNHOUSE                            0.00%
CONDO             434   66,790,294   7.57% 153,895 6.92% 662  82.86% 46.12%  3.28%     100.00%   17.52%  0.00%    0.00%   78.22%
MH                                   0.00%
OTHER                                0.00%
                -----  ----------- ------  ------- ----  ---  -----  -----  -----      ------    -----   ----     ----    -----
TOTAL           5,523  882,028,636 100.00% 159,701 6.89% 657  83.02% 44.35%  3.58%      11.79%   27.39%  0.00%    0.00%   72.02%
                -----  ----------- ------  ------- ----  ---  -----  -----  -----      ------    -----   ----     ----    -----

                                PRINCIPAL BUCKET

                        DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
               ---------------------------         -------------------------------------------------------------------------------
                                           WA LOAN                           NON -                REFI     MI    NINA/NO  INTEREST
UPB            # LOANS   BALANCE      %    BALANCE  WAC  FICO  %LTV  % DTI  PRIMARY  NON SF/PUD  CACHOUT COVERED    DOC    ONLY
----------     ------- ----------- ------- ------- ----- ---- ------ ------ -------  ----------  ------- ------- -------  --------
=<50            1,055   34,801,490   3.95%  32,987 9.78% 657  98.74% 43.94%  0.46%      9.93%    15.70%   0.00%   0.00%     0.69%
>50 =<75          614   38,338,255   4.35%  62,440 9.01% 658  94.81% 43.45%  4.38%     15.00%    14.87%   0.00%   0.00%     9.83%
>75 =<100         546   48,075,228   5.45%  88,050 8.26% 653  90.70% 43.62%  3.04%     10.96%    20.42%   0.00%   0.00%    25.91%
>100 =<125        560   62,465,819   7.08% 111,546 7.38% 650  85.79% 44.07%  3.22%      9.40%    21.55%   0.00%   0.00%    50.89%
>125 =<150        472   65,120,888   7.38% 137,968 6.85% 646  83.10% 43.33%  4.68%      8.34%    30.51%   0.00%   0.00%    66.11%
>150 =<200        657  115,050,858  13.04% 175,115 6.60% 648  81.22% 43.65%  3.73%      8.70%    36.46%   0.00%   0.00%    74.06%
>200 =<250        477  106,958,287  12.13% 224,231 6.51% 651  80.46% 44.42%  5.27%     12.71%    28.34%   0.00%   0.00%    85.71%
>250 =<300        361   98,955,476  11.22% 274,115 6.49% 658  80.97% 44.78%  2.54%     14.65%    28.13%   0.00%   0.00%    86.33%
>300 =<350        255   82,534,603   9.36% 323,665 6.39% 661  79.88% 45.69%  4.70%     17.16%    25.61%   0.00%   0.00%    88.53%
>350 =<400        214   80,225,418   9.10% 374,885 6.45% 667  81.02% 45.35%  2.75%      8.07%    27.40%   0.00%   0.00%    91.26%
>400 =<450        148   62,498,338   7.09% 422,286 6.44% 665  80.30% 44.30%  3.39%     15.54%    20.98%   0.00%   0.00%    92.00%
>450 =<500         78   37,073,761   4.20% 475,305 6.27% 674  80.74% 45.21%  2.56%     13.81%    27.10%   0.00%   0.00%    90.92%
>500 =<600         62   33,816,469   3.83% 545,427 6.31% 662  80.37% 45.39%  4.93%      9.79%    40.12%   0.00%   0.00%    90.19%
>600 =<700         19   12,217,645   1.39% 643,034 6.04% 674  76.73% 40.40%  0.00%      5.10%    46.62%   0.00%   0.00%    79.48%
=>700               5    3,896,100   0.44% 779,220 6.36% 671  77.91% 41.85%  0.00%     18.23%    41.77%   0.00%   0.00%   100.00%
                -----  ----------- ------  ------- ----  ---  -----  -----   ----      -----     -----    ----    ----    ------
TOTAL           5,523  882,028,636 100.00% 159,701 6.89% 657  83.02% 44.35%  3.58%     11.79%    27.39%   0.00%   0.00%    72.02%
                -----  ----------- ------  ------- ----  ---  -----  -----   ----      -----     -----    ----    ----    ------

* In $1,000

              MIN           2,932 MAX     885,000

                         STATE CONCENTRATION BUCKET (I)

                        DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
               ---------------------------         -------------------------------------------------------------------------------
                                           WA LOAN                           NON -                REFI     MI    NINA/NO  INTEREST
STATE*         # LOANS   BALANCE      %    BALANCE  WAC  FICO  %LTV  % DTI  PRIMARY  NON SF/PUD  CACHOUT COVERED    DOC    ONLY
-------------- ------- ----------- ------- ------- ----- ---- ------ ------ -------  ----------  ------- ------- -------  --------
CALIFORNIA      2,369  523,025,563  59.30% 220,779 6.78% 666  81.68% 45.21%  3.84%     16.07%    24.77%   0.00%   0.00%   78.42%
WASHINGTON        537   75,541,929   8.56% 140,674 6.79% 650  83.48% 44.71%  2.83%      7.98%    30.75%   0.00%   0.00%   70.27%
COLORADO          495   60,037,825   6.81% 121,289 6.74% 646  83.08% 44.36%  1.29%      9.18%    33.11%   0.00%   0.00%   78.32%
OREGON            382   45,479,405   5.16% 119,056 6.98% 651  84.34% 41.34%  3.89%      5.40%    33.71%   0.00%   0.00%   55.80%
OHIO              417   44,167,845   5.01% 105,918 7.48% 633  89.56% 41.41%  3.23%      2.71%    45.46%   0.00%   0.00%   46.29%
ARIZONA           280   30,552,705   3.46% 109,117 7.00% 648  83.64% 44.22%  8.12%      4.07%    19.40%   0.00%   0.00%   73.31%
GEORGIA           246   27,298,315   3.09% 110,969 7.45% 636  86.08% 42.06%  3.11%      1.28%    26.48%   0.00%   0.00%   69.61%
UTAH              138   13,186,167   1.49%  95,552 6.92% 646  83.50% 45.38%  0.31%      6.00%    21.65%   0.00%   0.00%   64.75%
IDAHO             131   10,719,021   1.22%  81,825 7.19% 636  83.88% 41.83%  1.08%      0.52%    23.38%   0.00%   0.00%   50.83%
TENNESSEE         134    8,702,621   0.99%  64,945 7.21% 622  86.20% 41.90%  0.74%      2.92%    14.72%   0.00%   0.00%   30.14%
MICHIGAN           78    8,543,891   0.97% 109,537 7.45% 650  88.14% 41.45%  3.33%      3.64%    38.24%   0.00%   0.00%   48.55%
KENTUCKY           88    8,015,245   0.91%  91,082 7.47% 627  88.06% 42.38%  4.13%      4.51%    30.56%   0.00%   0.00%   44.07%
FLORIDA            61    6,992,058   0.79% 114,624 7.41% 636  87.68% 40.29%  7.46%      6.14%    23.64%   0.00%   0.00%   60.31%
NEVADA             33    6,559,857   0.74% 198,784 6.68% 643  80.86% 42.17%  7.20%      0.85%    39.87%   0.00%   0.00%   78.42%
NORTH CAROLINA     55    4,894,218   0.55%  88,986 7.79% 632  88.34% 44.37%  4.14%      3.31%    12.96%   0.00%   0.00%   34.84%
OTHER              79    8,311,970   0.94% 105,215 7.73% 630  87.80% 40.73%  0.72%      8.68%    37.04%   0.00%   0.00%   28.57%
                -----  ----------- ------  ------- ----  ---  -----  -----   ----      -----     -----    ----    ----    -----
TOTAL           5,523  882,028,636 100.00% 159,701 6.89% 657  83.02% 44.35%  3.58%     11.79%    27.39%   0.00%   0.00%   72.02%
                -----  ----------- ------  ------- ----  ---  -----  -----   ----      -----     -----    ----    ----    -----

*Separate California into North and South if possible.

                       DEAL SIZE               WA            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
CALIFORNIA   ----------------------------     LOAN     ------------------------------------------------------
BREAKDOWN    # LOANS    BALANCE       %      BALANCE    WAC   FICO  % LTV   % DTI   NON - PRIMARY  NON SF/PUD
---------    -------  -----------  ------    -------   ----   ---   -----   -----   -------------  ----------
CA NORTH         968  216,400,458   41.37%   223,554   6.66%  658   81.87%  44.77%       3.67%        9.36%
CA SOUTH       1,401  306,625,105   58.63%   218,862   6.86%  672   81.55%  45.52%       3.96%       20.81%
               -----  -----------  ------    -------   ----   ---   -----   -----        ----        -----
               2,369  523,025,563  100.00%   220,779   6.78%  666   81.68%  45.21%       3.84%       16.07%
               -----  -----------  ------    -------   ----   ---   -----   -----        ----        -----

                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
CALIFORNIA  ----------------------------------------------------
BREAKDOWN   REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
----------  ------------  ----------  -----------  -------------
CA NORTH       31.03%       0.00%         0.00%        81.12%
CA SOUTH       20.35%       0.00%         0.00%        76.51%
               -----        ----          ----         -----
               24.77%       0.00%         0.00%        78.42%
               -----        ----          ----         -----

                              FIXED / FLOATING (II)


                    DEAL SIZE                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
          ---------------------------   WA LOAN   -----------------------------------------------------
TYPE      # LOANS    BALANCE      %     BALANCE    WAC   FICO  % LTV   % DTI   NON - PRIMARY NON SF/PUD
-------   -------  -----------  -----   -------   ----   ----  -----   -----   ------------- ----------
FIXED       1,316   82,173,547   9.32%   62,442   9.18%   660  94.86%  43.50%       1.55%       11.21%
BALLOON       698   38,175,039   4.33%   54,692   9.64%   674  99.31%  45.11%       0.00%       15.04%
2/28          652   99,265,307  11.25%  152,247   6.86%   644  82.87%  41.86%       4.73%        8.65%
3/27          103   17,348,734   1.97%  168,434   6.49%   640  80.93%  40.67%       2.39%        4.80%
5/25           58   10,623,051   1.20%  183,156   6.24%   660  78.72%  43.30%       0.56%        4.01%
2/28 IO     2,160  523,966,481  59.40%  242,577   6.49%   657  80.62%  45.03%       3.96%       13.12%
3/27 IO       331   63,757,096   7.23%  192,620   6.31%   657  81.62%  44.17%       3.47%       11.55%
5/25 IO       205   46,719,381   5.30%  227,899   6.34%   664  79.78%  44.66%       4.73%        6.58%
OTHER                            0.00%
            -----  ----------- ------   -------   ----    ---  -----   -----        ----        -----
TOTAL       5,523  882,028,636 100.00%  159,701   6.89%   657  83.02%  44.35%       3.58%       11.79%
            -----  ----------- ------   -------   ----    ---  -----   -----        ----        -----

               WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
          ----------------------------------------------------
TYPE      REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
-------   ------------  ----------  -----------  -------------
FIXED         24.83%      0.00%          0.00%        0.93%
BALLOON        8.69%      0.00%          0.00%        0.00%
2/28          33.17%      0.00%          0.00%        0.00%
3/27          50.49%      0.00%          0.00%        0.00%
5/25          55.68%      0.00%          0.00%        0.00%
2/28 IO       24.02%      0.00%          0.00%      100.00%
3/27 IO       37.46%      0.00%          0.00%      100.00%
5/25 IO       43.89%      0.00%          0.00%      100.00%
OTHER
              -----       ----           ----       ------
TOTAL         27.39%      0.00%          0.00%       72.02%
              -----       ----           ----       ------

LIST ALL LOAN TYPES AND SEPARATE THE IO LOANS I.E. 2/28 AND 2/28 IO SHOULD HAVE SEPARATE ROWS.

                                   LIEN BUCKET

                DEAL SIZE                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
        --------------------------   WA LOAN  ---------------------------------------------------
TYPE    # LOANS   BALANCE        %   BALANCE   WAC  FICO  % LTV  % DTI  NON - PRIMARY NON SF/PUD
------  ------- -----------  -----   -------  ----  ----  -----  -----  ------------- ----------
FIRST     3,648 780,270,780  88.46%  213,890  6.53%  655  80.90% 44.27%     4.04%      11.59%
SECOND    1,875 101,757,856  11.54%   54,271  9.69%  670  99.30% 44.96%     0.08%      13.31%
THIRD                         0.00%
OTHER                         0.00%
          ----- ----------- ------   -------  ----   ---  -----  -----      ----       -----
TOTAL     5,523 882,028,636 100.00%  159,701  6.89%  657  83.02% 44.35%     3.58%      11.79%
          ----- ----------- ------   -------  ----   ---  -----  -----      ----       -----

            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
        ---------------------------------------------------
TYPE     REFI CACHOUT MI COVERED NINA/NO DOC  INTEREST ONLY
------   ------------ ---------- -----------  -------------
FIRST      29.41%        0.00%         0.00%       81.41%
SECOND     11.89%        0.00%         0.00%        0.00%
THIRD
OTHER
           -----         ----          ----        -----
TOTAL      27.39%        0.00%         0.00%       72.02%
           -----         ----          ----        -----

                                PREPAYMENT BUCKET

                     DEAL SIZE                            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
            ----------------------------  WA LOAN   ------------------------------------------------------
TYPE        # LOANS    BALANCE       %    BALANCE    WAC  FICO  % LTV   % DTI    NON - PRIMARY  NON SF/PUD
--------    -------   ----------   -----  --------  ----  ----  -----   -----    -------------  ----------
NONE            915   80,935,122    9.18%  88,454   8.02%  649  88.08%  43.02%         5.77%       9.61%
6 MONTHS                            0.00%
1 YEAR          210   48,245,783    5.47% 229,742   6.75%  662  81.46%  43.24%         9.52%      18.13%
2 YEAR        3,387  570,107,050   64.64% 168,322   6.86%  659  82.86%  44.97%         2.73%      12.76%
3 YEAR          953  169,535,718   19.22% 177,897   6.55%  652  81.81%  43.21%         3.76%       8.17%
5 YEAR           58   13,204,963    1.50% 227,672   6.33%  665  80.22%  44.32%         2.96%       6.35%
OTHER                               0.00%
              -----  -----------  ------  -------   ----   ---  -----   -----          ----       -----
TOTAL         5,523  882,028,636  100.00% 159,701   6.89%  657  83.02%  44.35%         3.58%      11.79%
              -----  -----------  ------  -------   ----   ---  -----   -----          ----       -----

                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
             ----------------------------------------------------
TYPE         REFI CACHOUT   MI COVERED NINA/NO DOC  INTEREST ONLY
--------     ------------   ---------- -----------  -------------
NONE            21.37%         0.00%      0.00%       49.76%
6 MONTHS
1 YEAR          29.40%         0.00%      0.00%       80.15%
2 YEAR          23.15%         0.00%      0.00%       74.79%
3 YEAR          43.44%         0.00%      0.00%       70.35%
5 YEAR          33.68%         0.00%      0.00%       80.30%
OTHER
                -----          ----       ----        -----
TOTAL           27.39%         0.00%      0.00%       72.02%
                -----          ----       ----        -----

                                  INDEX BUCKET

                             DEAL SIZE                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ----------------------------   WA LOAN   -----------------------------------------------------
TYPE              # LOANS   BALANCE        %     BALANCE    WAC  FICO    %LTV   % DTI   NON - PRIMARY NON SF/PUD
----              -------  -----------  -------  -------   ----  ----    -----  -----   ------------- ----------
LIBOR - 6 MONTH     3,509  761,680,050   86.36%  217,065   6.51%  656    80.93% 44.40%       3.98%      11.69%
LIBOR - 1 MONTH                           0.00%
FIXED RATE          2,014  120,348,586   13.64%   59,756   9.32%  665    96.27% 44.01%       1.06%      12.42%
                                          0.00%
                                          0.00%
                                          0.00%
                                          0.00%
OTHER                                     0.00%
                    -----  -----------  ------   -------   ----  ----    -----  -----        ----       -----
TOTAL               5,523  882,028,636  100.00%  159,701   6.89%  657    83.02% 44.35%       3.58%      11.79%
                    -----  -----------  ------   -------   ----  ----    -----  -----        ----       -----

                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                   -------------------------------------------------
TYPE               REFI CACHOUT MI COVERED NINA/NO DOC INTEREST ONLY
----               ------------ ---------- ----------- -------------
LIBOR - 6 MONTH       28.60%     0.00%         0.00%      83.30%
LIBOR - 1 MONTH
FIXED RATE            19.71%     0.00%         0.00%       0.63%




OTHER
                      -----      ----          ----       -----
TOTAL                 27.39%     0.00%         0.00%      72.02%
                      -----      ----          ----       -----

      List all reset rates

                             MORTGAGE INSURANCE (MI)

                             DEAL SIZE                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                   ----------------------------   WA LOAN  --------------------------------------------------------
TYPE               # LOANS     BALANCE      %     BALANCE   WAC     FICO   %LTV   % DTI    NON - PRIMARY NON SF/PUD
----               -------  -----------  ------   -------  ----     ----  -----   -----    ------------- ----------
=>80 LTV WITH MI                          0.00%
>80 LTV WITHOUT MI   2,680  244,817,000  27.76%    91,350  8.27%     651  94.77%  43.32%        8.24%       9.93%
<80  LTV WITH MI                          0.00%
NOT COVERED BY MI    2,843  637,211,636  72.24%   224,134  6.36%     659  78.51%  44.74%        1.80%      12.50%
OTHER                                     0.00%
                     -----  ----------- ------    -------  ----      ---  -----   -----         ----       -----
TOTAL                5,523  882,028,636 100.00%   159,701  6.89%     657  83.02%  44.35%        3.58%      11.79%
                     -----  ----------- ------    -------  ----      ---  -----   -----         ----       -----

                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -------------------------------------------------
TYPE                REFI CACHOUT MI COVERED NINA/NO DOC  INTEREST ONLY
----                ------------ ---------- -----------  -------------
=>80 LTV WITH MI
>80 LTV WITHOUT MI     36.19%     0.00%         0.00%       39.71%
<80  LTV WITH MI
NOT COVERED BY MI      24.01%     0.00%         0.00%       84.43%
OTHER
                       -----      ----          ----        -----
TOTAL                  27.39%     0.00%         0.00%       72.02%
                       -----      ----          ----        -----

                                                                        LOAN-TO-VALUE (LTV)
                                           -----------------------------------------------------------------------------
MI coverage based on FICO and LTV buckets  =<50  >50 =<55 >55 =<60 >60 =<65 >65 =<70 >70 =<75 >75 =<80 >80 =<85 >85 =<90
-----------------------------------------  ----  -------- -------- -------- -------- -------- -------- -------- --------
       NA
       =<500
       >500 =<550
       >550 =<600
       >600 =<625
FICO   >625 =<650
       >650 =<675
       >675 =<700
       >700 =<725
       >725 =<750
       >750 <800
       =>800

                                               LOAN-TO-VALUE (LTV)
                                            ------------------------
MI coverage based on FICO and LTV buckets   >90 =<95  >95 <100 =>100
-----------------------------------------   --------  -------- -----
       NA
       =<500
       >500 =<550
       >550 =<600
       >600 =<625
FICO   >625 =<650
       >650 =<675
       >675 =<700
       >700 =<725
       >725 =<750
       >750 <800
       =>800

MASTER SERVICER:
BACKUP SERVICER:

                                % NAME                           % NAME
PRIMARY SERVICER (S):   100.00% Litton    ORIGINATOR (S):  100.00% OwnIt
        2                                            2
        3                                            3
        4                                            4
        5                                            5
        6                                            6
        7                                            7
        8                                            8
        9                                            9
       10                                           10

IF THERE ARE MORE THEN 10 SERVICERS OR ORIGINATOR PLEASE LIST THEM ALL:

                           SIGNIFICANT LOAN BREAKDOWN*

                    DEAL SIZE      LTV SIGNIFICANT LOANS (i)          DOC SIGNIFICANT LOANS (ii)
            --------------------  --------------------------    --------------------------------
FICO          BALANCE          %             BALANCE       %                 BALANCE           %
----------  -----------   ------  -----    ----------  -----    -----        -------       -----
NA                    -    0.00%  LOAN                 0.00%     ALL                       0.00%
=<500                      0.00%   TO                  0.00%      No                       0.00%
>500 =<520      292,154    0.03%  VALUE             -  0.00%     DOC,           -          0.00%
>520 =<540    2,199,117    0.25%  (LTV)       446,977  0.05%      NO            -          0.00%
>540 =<560   15,803,934    1.79%   > 80     4,901,235  0.56%    Ratio           -          0.00%
>560 =<580   25,738,298    2.92%           11,342,407  1.29%     AND            -          0.00%
>580 =<600   53,749,374    6.09%           17,153,979  1.94%     NINA           -          0.00%
>600 =<620  125,823,418   14.27%           39,192,670  4.44%                    -          0.00%
>620 =<640  118,704,590   13.46%           36,586,573  4.15%                    -          0.00%
>640 =<660  155,576,331   17.64%           42,744,176  4.85%                    -          0.00%
>660 =<680  117,651,701   13.34%           27,894,829  3.16%                    -          0.00%
>680 =<700   89,202,271   10.11%           22,247,292  2.52%                    -          0.00%
>700 =<750  131,571,362   14.92%           31,013,231  3.52%                    -          0.00%
=>750        45,716,087    5.18%           11,293,632  1.28%                    -          0.00%
            -----------  ------           ----------- -----                                ----
TOTAL       882,028,636  100.00%  FLOW -  244,817,000 27.76%    FLOW -          -          0.00%
            -----------  ------           ----------- -----                                ----

              DTI SIGNIFICANT LOANS (iv)      PROPERTY SIGNIFICANT LOANS (iii)
              -------------------------       --------------------------------
FICO                     BALANCE      %                    BALANCE         %
----------    ------ -----------  -----       --------   ----------     -----
NA            DEBT                 0.00%        ALL                     0.00%
=<500          TO                  0.00%      PROPERTY                  0.00%
>500 =<520    INCOME           -   0.00%       TYPES              -     0.00%
>520 =<540    (DTI)    1,304,581   0.15%       except       225,000     0.03%
>540 =<560     >40    10,216,217   1.16%         SF         940,300     0.11%
>560 =<580            15,417,936   1.75%        AND       1,960,374     0.22%
>580 =<600            38,519,196   4.37%        PUD       4,541,536     0.51%
>600 =<620            88,376,016  10.02%                  9,329,737     1.06%
>620 =<640            89,429,024  10.14%                 11,976,556     1.36%
>640 =<660           112,814,871  12.79%                 17,369,352     1.97%
>660 =<680            90,706,934  10.28%                 18,216,465     2.07%
>680 =<700            68,754,085   7.79%                 10,416,996     1.18%
>700 =<750           104,382,139  11.83%                 20,820,083     2.36%
=>750                 38,421,877   4.36%                  8,196,237     0.93%
                     -----------  -----                                -----
TOTAL         FLOW - 658,342,876  74.64%      FLOW -                   11.79%
                     -----------  -----                                -----

BUCKETS SHOULD FLOW FROM ONE SIGNIFIER TO THE NEXT SIGNIFIER SEE DIAGRAM BELOW FOR FLOW CHART:

      Aggregate Collateral

                  LTV Significant Loans

                  Doc Significant Loans

                  DTI Significant Loans

                  Property Significant Loans

* Cells in red font are calculations and should be left alone.

(i)   Loans with LTV >80 should be placed in each corresponding bucket

(ii) Significant Documentation should consist of No doc, No Ratio and NINA loans.

(iii) Property Significant loans will consist of everything that is not Single Family and (PUD).

(iv)  DTI Significant loans should consist of loans with a DTI >40